SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

Retek Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28121	51-0392671
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Retek on the Mall
950 Nicollet Mall
Minneapolis, MN 55043
(Address of principal executive offices)

(612) 587-5000
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE

ITEM 9. REGULATION FD DISCLOSURE

     On November 14, 2002, Retek Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Retek Inc.’s Chief Executive Officer, Steven D. Ladwig, and Chief Financial Officer, Gregory A. Effertz, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

Certification Of Chief Executive Officer And Chief Financial Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Steven D. Ladwig, hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(i)	the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

/s/ STEVEN D. LADWIG Steven D. Ladwig Chief Executive Officer

I, Gregory A. Effertz, hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(i)	the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

/s/ GREGORY A. EFFERTZ Gregory A. Effertz Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of this report or as a separate disclosure document.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002	RETEK INC.

	By:	/s/ GREGORY A. EFFERTZ

Gregory A. Effertz Vice President Finance, and Administration Chief Financial Officer, Treasurer and Secretary